EQ ADVISORS TRUSTSM

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO – Class IA and IB Shares

SUPPLEMENT DATED AUGUST 2, 2012 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2012

This Supplement updates information contained in the Summary Prospectus dated May 1, 2012 of the EQ/T. Rowe Price Growth Stock Portfolio (“Portfolio”) of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information related to (1) changes in the management fee payable by the Portfolio to AXA Equitable Funds Management Group, LLC (the “Manager”); and (2) the voluntary waiver by the Manager of all or a portion of the management and administration fees payable to it by the Portfolio.

On July 11, 2012, the Trust’s Board of Trustees approved a change to the management fee payable to the Manager by the Portfolio effective September 1, 2012.

In addition, effective September 1, 2012, the Manager has agreed to voluntarily waive all or a portion of its management, administrative or other fees and reimburse all other expenses associated with the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) so that Total Annual Portfolio Operating Expenses (including Acquired Fund Fees and Expenses), do not exceed 1.10% for Class IA and Class IB shares.

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As of the date of this supplement, the legend on the first page of the Portfolio’s Summary Prospectus (“Prospectus”) is hereby deleted in its entirety and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus, dated May 1, 2012, as supplemented May 4, 2012, May 7, 2012, May 31, 2012, July 5, 2012, July 19, 2012, July 20, 2012, July 31, 2012 and August 2, 2012; and Statement of Additional Information (“SAI”), dated May 1, 2012, as supplemented May 4, 2012, May 15, 2012 and July 19, 2012; and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2011, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto, its annual report and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

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Effective September 1, 2012, with respect to the Portfolio, the tables in the “Fees and Expenses of the Portfolio” section of the Prospectus under the headings “Annual Portfolio Operating Expenses” and “Example” are hereby deleted in their entirety and replaced with the information listed below:

Annual Operating Expenses (expenses that you may pay each year as a percentage of the value of your investment)
EQ/T. Rowe Price Growth Stock Portfolio	Class IA Shares	Class IB Shares
Management Fee*	0.75%	0.75%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%
Other Expenses	0.12%	0.12%
Total Annual Portfolio Operating Expenses	1.12%	1.12%

* Restated to reflect current management fee.

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	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$114	$356	$617	$1,363
Class IB Shares	$114	$356	$617	$1,363

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